UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Form 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

EASTMAN KODAK COMPANY
(Exact name of registrant as specified in its charter)

NEW JERSEY	1-87	16-0417150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

343 State Street
Rochester, NY 14650
(Address of principal executive offices with zip code)

(585) 724-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Eastman Kodak Company (the "Company") posted to its website additional proxy soliciting material for its Annual Meeting to be held on May 23, 2017, supplementing its definitive proxy statement regarding a nominee for election as director and certain beneficial ownership information. This material is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
99.1	Additional proxy soliciting material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

Date: May 18, 2017	By:	/s/ Sharon E. Underberg
		Name:	Sharon E. Underberg
		Title:	General Counsel, Secretary and
Senior Vice President